EVERGREEN INTERNATIONAL AND GLOBAL GROWTH FUNDS




EVERGREEN PERPETUAL INTERNATIONAL FUND
         (FORMERLY MENTOR PERPETUAL INTERNATIONAL PORTFOLIO)
                                                       [Evergreen Logo]
CLASS A
CLASS B
CLASS C
CLASS Y

PROSPECTUS, MARCH 1, 1999, AS AMENDED OCTOBER 15, 1999

The Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.


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                                TABLE OF CONTENTS

Summary Information...................................................... 1
Fund Performance......................................................... 2
Expense Summary.......................................................... 3
Principal Investment Strategies and Risks................................ 4
Other Investments and Risks.............................................. 5
Management............................................................... 7
Calculating the Share Price.............................................. 7
How to Choose an Evergreen Fund.......................................... 8
How to Choose the Share Class that Best Suits You........................ 8
How to Buy Shares........................................................11
How to Redeem Shares.....................................................12
Other Services...........................................................13
The Tax Consequences of Investing in the Fund............................13
Fees and Expenses of the Funds...........................................14
Financial Highlights.....................................................16



RISK FACTORS FOR ALL MUTUAL FUNDS
Please remember that mutual fund shares are:
o   not guaranteed to achieve their investment goal
o   not a deposit with a bank
o   not insured, endorsed or guaranteed by the FDIC or any government agency
o subject to investment risks, including possible loss of your original investment

Like most investments, your investment in the Fund could fluctuate significantly in value over time and could result in a loss of money.

                               SUMMARY INFORMATION

         The following summary describes the Fund's investment objective and principal investment strategies and identifies the principal risks of investing in the Fund. Below the Fund's description is a bar chart which provides some indication of the risks of investing in the Fund by showing how the investment returns of the Fund's Class A shares have varied in the period since they were first offered. The table following the bar chart shows how the Fund's average annual returns for its Class A shares for the last year and for the life of the Fund compared to returns of a comparable index, generally a broad-based securities market index. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

INVESTMENT OBJECTIVE. Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to invest in companies, large or small, where earnings are believed to be in a relatively strong growth trend, or where significant further growth is not anticipated but where the shares are thought to be undervalued. The Fund will normally invest a substantial portion of its assets in securities of smaller companies and may at times invest a substantial portion of its assets in issuers located in emerging markets. In identifying candidates for investment, Mentor Perpetual Advisors, LLC ("Mentor Perpetual") considers a variety of factors, including the likelihood of above average earnings growth, attractive relative valuation, and whether the company has any proprietary advantages. Mentor Perpetual may also conduct discussions with management, visit the premises of issuers and analyze industry and market trends in order to select its investments. The Fund's investments will normally include a diversified portfolio of equity securities of issuers located outside the United States, such as common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Fund may invest to a lesser extent in debt securities if Mentor Perpetual believes they would help achieve the Fund's objective. When it chooses to invest in debt, the Fund seeks to maintain relatively high average credit quality but may vary its maturity. To this end, it will only invest in debt securities which are of investment grade. Mentor Perpetual will adjust the maturity of the Fund's debt securities in response to changing market conditions.

PRINCIPAL RISKS.

         EQUITY SECURITIES. A risk of investing in the Fund is the risk that the value of the equity securities in the Fund will fall, or will not appreciate as anticipated by Mentor Perpetual, due to factors that adversely affect markets in general or particular companies in the portfolio. The Fund is more sensitive to this risk because it may invest a substantial portion of its assets in smaller companies.

         FOREIGN SECURITIES. Investments in foreign securities entail risks not present in domestic investments including, among other things, risks related to political or economic instability, currency exchange and taxation.

         EMERGING MARKET SECURITIES. Investments in emerging markets are subject to the same risks applicable to foreign investments generally but to a greater extent. For example, the securities markets and legal systems in emerging markets may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Many of the securities in which the Fund may invest may trade in limited volume and may be illiquid. Exchanges, if any, on which they trade may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

         SMALLER COMPANIES. The Fund may invest a substantial portion of its assets in smaller companies, which tend to be more vulnerable to adverse developments than larger companies. Smaller companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies.

         DEBT SECURITIES. The Fund invests in debt securities, which are subject to market risk (the fluctuation of market value in response to changes in interest rates) and to credit risks (the risk that the issuer may become unable or unwilling to make timely payments of principal and interest). Securities rated Baa by Moody's Investment Services, Inc. or BBB by Standard & Poor's Ratings Service lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. When interest rates rise, the values of fixed-income securities held by the Fund decline. The longer the maturity of a security, the more its value will decline when interest rates rise. Although the Fund will only purchase securities which meet its credit guidelines at the time of purchase, it will not necessarily sell securities which are downgraded after purchase.

                                FUND PERFORMANCE

YEAR-BY-YEAR TOTAL RETURN FOR CLASS Y SHARES (%)
--------------------------------------------
1997     1998
10.60%   13.53%

         During the periods shown above, the highest quarterly return was 16.89% for the quarter ended December 31, 1998, and the lowest was (15.02)% for the quarter ended September 30, 1998.
                                          INCEPTION                  PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS              DATE                         SINCE
(FOR PERIODS ENDING DECEMBER 31, 1998*    OF CLASS          1YEAR     5/29/96
-------------------------------------     --------         -------   -----------

Class A                                   12/27/96 ......... 7.92%       7.50%
Class B                                   10/18/99 ......... 8.53%       8.81%
Class C                                   12/27/96 .........11.46%       9.12%
Class Y                                   5/29/96  .........13.53%       9.82%
Morgan Stanley Capital
   International EAFE Index**                      .........20.33%       9.20%

*Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 0.25% 12b-1 fees. These fees for Class A are 0.25%, for Class B are 1.00% and for Class C are 1.00%. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

**The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of approximately 1,119 securities issued by foreign companies listed on Europe, Australia & Far East (EAFE) stock exchanges. This is a total return index with gross dividends reinvested. The performance of countries and unmanaged indexes does not reflect expenses and may not correspond to the performance of the Fund, which is actively managed and incurs expenses.


                                 EXPENSE SUMMARY

         Expenses are one of several factors to consider when investing in the Fund. Expenses shown for Class A, Class C and Class Y are actual expenses incurred for the 1998 fiscal year. Expenses shown for Class B are estimated for the Fund's 1999 fiscal year.

FEES AND EXPENSES OF THE FUND. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT):    CLASS A  CLASS B  CLASS C CLASS Y
------------------------------------------    -------  -------  ------- -------
Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price)        4.75%    None    None     None

Maximum Deferred Sales Load
   (as a percentage of the lower of the
   original purchase price or redemption
   proceeds)                                   None***  5.00%   1.00%    None

***Investments of $1 million of more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge of 1.00% upon redemption within one year after the month of purchase.


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)  CLASS A  CLASS B  CLASS C  CLASS Y
--------------------------------------   -------  -------  -------  -------

Management Fees                          1.00%     1.00%    1.00%   1.00%
12b-1 Fees                               0.25%     1.00%    1.00%   0.00%
Other Expenses                           0.43%     0.43%    0.43%   0.43%
                                         -----     -----    -----   -----
Total Annual Fund Operating Expenses     1.68%     2.43%    2.43%   1.43%



EXAMPLES. These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the class of shares of the Fund indicated for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Your actual costs may be higher or lower.

                      ASSUMING REDEMPTION AT               ASSUMING
                         END OF PERIOD                   NO REDEMPTION
            CLASS A   CLASS B   CLASS C  CLASS Y      CLASS B     CLASS C
            --------- -------   -------  -------      -------     -------

1 year      $  638    $  746     $  346   $  146      $ 246       $  246
3 years     $  979    $1,058     $  758   $  452      $ 758       $  758
5 years     $1,344    $1,496     $1,296   $  782      $1,296      $1,296
10 years    $2,368    $2,494     $2,766   $1,713      $2,494      $2,766



                    PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The Fund may not achieve its objective and you could lose money by investing. The following provides more detail about the Fund's principal strategies and risks.

FOREIGN SECURITIES. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable to unwilling to meet its obligations on the securities in accordance with their terms, and the Fund may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

SMALLER COMPANIES. Smaller companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies involve certain special risks. Small companies often have limited product lines, markets, or financial resources. They may be dependent on a limited management group. While the markets in small company securities have grown rapidly in recent years, such securities trade less frequently and in smaller volume than more widely held securities. These securities tend to fluctuate more sharply in value than other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There is usually less publicly-available information about small companies and less market interest in small company securities than in large company securities, and these securities may therefore take longer to reflect the full value of their issuers' underlying earnings potential or assets.

         Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The Fund may not be able to sell such securities when it wishes. Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Fund.

TEMPORARY DEFENSIVE STRATEGIES. Mentor Perpetual may implement temporary defensive strategies in order to reduce fluctuations in the value of the Fund's assets. At those times, the Fund may invest any portion of its assets in cash or cash equivalent, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these defensive strategies.

PORTFOLIO TURNOVER. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and therefore will affect Fund performance. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Fund, on which shareholders pay tax.

                           OTHER INVESTMENTS AND RISKS

         The following provides more detail about the Fund's other investments and risks and other circumstances which could adversely affect the Fund's shares or its total return.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

         The Fund also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

         The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange- traded contracts and have margin requirements. For transaction hedging purposes, the Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which Fund securities are denominated or quoted (or an increase in value of a currency in which securities the Fund intends to buy are denominated). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Funds may also purchase or sell foreign currencies on a spot basis.

         Although there is no limit to the amount of the Fund's assets that may be invested in foreign currency exchange and foreign currency forward contacts, the Fund will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

LEVERAGE. The Fund may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increase the Fund's market exposure and its risk and may result in losses. When the Fund has borrowed money for leverage and its investments increase or decrease in value, the Fund's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Fund must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Fund will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

OPTIONS AND FUTURES. The Fund may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Fund may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

         The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options of futures contracts. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

         Transactions in options and futures contracts involve brokerage costs and may require the Fund to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

INDEX FUTURES AND OPTIONS. The Fund may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Fund enters into and terminates an index future or option transaction, the Fund realizes a gain or loss. The Fund may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by the Fund that are the subject of a hedge. The successful use by the Fund of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out futures or options positions. Although the Fund will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         The Fund generally expects that its options transactions will be conducted on recognized exchanges. The Fund may in certain instances purchase and sell options in the over-the-counter markets. The Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. The Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

         The Fund will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Fund's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Fund may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. Under a securities loan, the Fund lends portfolio securities. The Fund will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Perpetual will monitor these transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

YEAR 2000. It is generally recognized that certain computer systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of the software to distinguish the Year 2000 from the Year 1900. The Fund receives services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. In addition, the Fund's software and that of the issuers of securities held by the Fund could be subject to problems caused by the "Year 2000" problem. Mentor Perpetual is taking steps that it believes are reasonably designed to address each of these potential "Year 2000" problems and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

MANAGEMENT RISK. Although the Fund may have the flexibility to use some or all of the investment strategies, securities and derivative instruments described in this prospectus and in the Statement of Additional Information, Mentor Perpetual may choose not to use a particular strategy or type of security for a variety of reasons. Also, in some market conditions some strategies and securities may not be available for use. These choices may cause the Fund to miss opportunities, lose money or not achieve its objective.

CHANGES IN INVESTMENT POLICY. Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Fund may invest and the risks involved in an investment in the Fund.)


                                   MANAGEMENT

         The Trustees of Evergreen International Trust ("the Trust") are responsible for generally overseeing the conduct of the Trust's business. They have hired MENTOR PERPETUAL ADVISORS ("MENTOR PERPETUAL"), LLC, located at 901 East Byrd Street, Richmond, Virginia, to act as investment adviser to the Fund. Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Investment Advisors, LLC. ("Mentor Advisors"). Mentor Advisors is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States, with over $230 billion in consolidated assets as of 6/30/99. First Union Corporation is located at 301 South College Street, Charlotte, North Carolina 28288-0013.

         In 1998, Mentor Perpetual received a fee of 1.00% of average net assets for its advisory services to the Fund. Mentor Perpetual may agree to bear certain expenses of the Fund pursuant to voluntary expense limitations from time to time in effect.

         The Fund is managed by the following team of investment  professionals:
Robert Stephens, Scott McGlashan, Kathryn Langridge, Margaret Roddan, Mark Turner, Stephen Whittaker. Mr. Stephens is a Senior Vice President and global invesment specialist based in Richmond, Virginia. He has 30 years of experience in international asset management. Mr. McGlashan is Far East Team Leader for the Fund, focusing on the Japanese market. He has 20 years management experience and has been with Perpetual, plc since 1987. Ms. Langridge is Southeast Asia Team Leader for the Fund, focusing on equity investment in the non-Japanese stock markets of the Far East. She has 16 years of investment management experience, joining Perpetual, plc in 1990. Ms. Roddan is Europe Team Leader. She has 12 years of investment experience and has been with Perpetual, plc since 1994. Mr. Turner is Latin America Team Leader for the Fund. He has 9 years of investment management experience, joining Perpetual, plc in 1993. Mr. Whittaker is UK Team Leader. He has 18 years of investment management experience and has been with Perpetual, plc since 1988.


                           CALCULATING THE SHARE PRICE

         The value of one share of a Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open as of the time the Exchange closes (normally 4:00 p.m. Eastern time). The Fund calculates its share price for each share by adding up its total assets, subtracting all liabilities, then dividing the result by the total number of shares outstanding. Each class of shares is calculated separately. Each security held by a Fund is valued using the most recent market data for that security. If no market data is available for a given security, the Fund will price that security at fair value according to policies established by the Funds' Board of Trustees. Short-term securities with maturities of 60 days or less will be valued on the basis of amortized cost.

         Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies. All assets and liabilities of the Portfolio denominated in foreign currencies are valued in U.S. dollars based on the exchange rate last quoted by a major bank prior to the time when the net asset value of the Portfolio's shares is calculated.
Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a particular class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occassionally, events affecting the value of the such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

         The price per share you pay for a Fund purchase or the amount you receive for a Fund redemption is based on the next price calculated after the order is received and all required information is provided. The value of your account at any given time is the latest share price multiplied by the number of shares you own. Your account balance may change daily because the share price may change daily.


                         HOW TO CHOOSE AN EVERGREEN FUND

When choosing an Evergreen Fund, you should:
o Most importantly, read the prospectus to see if the Fund is suitable for you.
o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.
o Request any additional information you want about the Fund, such as the Statement of Additional Information, Annual Report or Semi-annual Report by calling 1-800-343-2898.


                HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

         After choosing a Fund, you select a share class. The Fund offers four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

CLASS A

         If you select Class A shares, you may pay a front-end sales charge of up to 4.75%. This charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                           AS A % OF        AS A %            DEALER
YOUR                       NAV EXCLUDING    OF YOUR           COMMISSION
INVESTMENT                 SALES CHARGE     INVESTMENT        AS A % OF NAV
----------                 ------------     ----------        -------------
  Up to $49,999   .........4.75%            4.99%                4.25%
  $50,000-$99,999 .........4.50%            4.71%                4.25%
  $100,000-$249,999........3.75%            3.90%                3.25%
  $250,000-$499,999........2.50%            2.56%                2.00%
  $500,000-$999,999........2.00%            2.04%                1.75%
  $1,000,000 and over .....0%               0%               1.00 to .25%

         Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1% deferred sales charge if you redeem any such shares within 13 months of purchase.

TWO WAYS YOU CAN REDUCE YOUR CLASS A SALES CHARGES:
1. Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.

2. Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or the Evergreen Service Company at 1-800-343-2898 if you think you may qualify for either of these services.

         The Fund may also sell Class A shares at net asset value without any initial or contingent sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union Corporation, and to members of their immediate families, to registered representatives of firms with dealer agreements with Evergreen Distributor, Inc. ("EDI"), and to a bank or trust company acting as trustee for a single account.

CLASS B

         If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as the 12b-1 fee. In addition, you may pay a deferred sales charge if you redeem your shares within six years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

TIME HELD                                     CONTINGENT DEFERRED SALES CHARGE
------------------------------------------  -----------------------------------
Month of Purchase + First 12 Month Period                5.00%
Month of Purchase + Second 12 Month Period               4.00%
Month of Purchase + Third 12 Month Period                3.00%
Month of Purchase + Fourth 12 Month Period               3.00%
Month of Purchase + Fifth 12 Month Period                2.00%
Month of Purchase + Sixth 12 Month Period                1.00%
Thereafter                                                  0%
After 7 years                                     Converts to Class A
Dealer Allowance                                         4.00%

         The deferred sales charge percentage is applied to the value of the shares when purchased or when redeemed, whichever is less. No deferred sales charge is paid on shares purchased through dividend or capital gain reinvestments or on any gains in the value of your shares.

CLASS C

         Class C shares are similar to Class B shares, except the deferred sales charge is less and only applies if shares are redeemed within the first year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fee continues for the life of the account.

TIME HELD                                      CONTINGENT DEFERRED SALES CHARGE
------------------------------------------    ----------------------------------
Month of Purchase + Less than 1 year                        1.00%
Month of Purchase + 1 year or more                             0%

WAIVER OF CLASS B OR CLASS C SALES CHARGES:

         You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:
o When the shares were purchased through reinvestment of dividends/capital gains
o Death or disability
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA
o Automatic IRA withdrawals if your age is at least 59 1/2
o Automatic withdrawals  of up to 1.0% of the account balance per month
o Loan proceeds and financial  hardship  distributions from a  retirement  plan
o Returns of excess contributions or excess deferral amounts made to a retirement plan participant

CLASS Y

         Each Fund offers Class Y shares at net asset value without an initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in an Evergreen Fund advised by Evergreen Asset Management Corp. on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).



                                HOW TO BUY SHARES

Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

MINIMUM INVESTMENTS                INITIAL     ADDITIONAL
  Regular Accounts                 $1,000         None
  IRAs                              $250          None
  Systematic Investment Plan         $50           $25

METHOD               OPENING AN ACCOUNT                                           ADDING TO AN ACCOUNT
BY MAIL OR THROUGH   o    Complete and sign the account application.              o   Make your check payable to
AN INVESTMENT        o    Make the check payable to Evergreen Funds.                  Evergreen Funds
PROFESSIONAL         o    Mail the application and your check to the address      o   Write a note specifying:
                          below:                                                   -        The Fund name
                          Evergreen Service Company     OVERNIGHT ADDRESS:         -        Share class
                          P.O. Box 2121                 Evergreen Service Company  -        Your account number
                          Boston, MA  02106-2121        200 Berkeley St.           -        The name(s) in which the account is
                                                        Boston, MA  02116-5039              registered.
                                                                                   o        Mail to the address to the left or
                                                                                            deliver to your investment
                     o    Or deliver them to your investment representative                 representative
                          (provided he or she has a broker/dealer arrangement
                          with EDI.)

BY PHONE             o      Call 1-800-343-2898 to set up an account number        o      Call the Evergreen Express Line at
                            and get wiring instructions (call before 12 noon if           1-800-346-3858 24 hours a day or
                            you want wired funds to be credited that day).                1-800-343-2898 between 8 a.m. and 6
                     o      Instruct your bank to wire or transfer your                   p.m. Eastern time, on any business
                            purchase (they may charge a wiring fee).                      day.
                     o      Complete the account application and mail to:          o      If your bank account is set up on
                            Evergreen Service Company    OVERNIGHT ADDRESS:               file, you can request either:
                            P.O. Box 2121                 Evergreen Service Company        -      Federal Funds Wire (offers
                            Boston, MA  02106-2121        200 Berkeley St.                        immediate access to funds) or
                                                          Boston, MA  02116-5039           -      Electronic transfer through the
                                                                                                  Automated Clearing House which
                                                                                                  avoids wiring fees.
                     o      Wires received after 4 p.m. Eastern time on market
                            trading days will receive the next market day's
                            closing price.*

BY EXCHANGE          o      You can make an additional  investment by
                            exchange from an existing Evergreen Funds account by
                            contacting your investment representative or calling
                            the Evergreen Express Line at 1-800-346-3858.**
                     o      You can only exchange shares within the same class.
                     o      There is no sales charge or redemption fee when exchanging Funds within the Evergreen Funds family.***
                     o      Orders placed  before 4 p.m.  Eastern time on market
                            trading days will receive that day's  closing  share
                            price  (if not,  you will  receive  the next  market
                            day's closing price).*
                     o      Exchanges are limited to three per calendar quarter,
                            but in no event more than five per calendar year.
                     o      Exchanges   between   accounts  which  do  not  have
                            identical  ownership  must be made in writing with a
                            signature guarantee (see below).

SYSTEMATIC           o      You can transfer money automatically from your bank account         o   To establish automatic
INVESTMENT PLAN             into your Fund on a monthly basis.                                      investing for an existing
(SIP)                o      Initial investment minimum is $50 if you invest at least $25            account, call
                            per month with this service.                                            1-800-343-2898 for an
                     o      To enroll, check off the box on the account application and             application.
                            provide:                                                            o   The minimum is $25 per
                     -        Your bank account information                                         month or $75 per quarter.
                     -        The amount and date of your monthly investment.                   o   You can also establish
                                                                                                    an investing program
                                                                                                    through direct deposit
                                                                                                    from your paycheck. Call
                                                                                                    1-800-343-2898 for details.

* The Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. The Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.

** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of the Fund.

***This  does not apply to exchanges  from Class A of an Evergreen  Money Market
Fund


                              HOW TO REDEEM SHARES

         We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

METHODS           REQUIREMENTS
CALL US           o  Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m.
                     and 6 p.m. Eastern time, on any business day.
                  o  This service must be authorized  ahead of time,  and is only available for regular  accounts.** o All  authorized  requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests after 4 p.m. will be processed the following business day.*
                  o  We can either:
                      -  wire the proceeds into your bank account (service charges may apply)
                      -  electronically  transmit  the  proceeds  to  your  bank account via the  Automated  Clearing  House service
                      -  mail you a check.
                  o   All telephone calls are recorded for your protection.  We
                      are not  responsible  for acting on  telephone  orders we
                      believe are genuine.
                  o   See exceptions  list below for requests that must be made in writing.

WRITE US          o   You can mail a redemption request to:
                         Evergreen Service Company    OVERNIGHT ADDRESS:
                         P.O. Box 2121                  Evergreen Service Company
                         Boston, MA  02106-2121         200 Berkeley St.
                                                        Boston, MA  02116-5039

                  o   Your letter of instructions must:
                      - list the Fund name and the account number
                      - indicate the number of shares or dollar value you wish to redeem
                      - be signed by the registered owner(s)
                  o   See  exceptions  list  below  for  requests  that  must  be signature guaranteed.
                  o   To  redeem  from an IRA or other  retirement  account,  call 1-800-343-2898 for a special application.

REDEEM  YOUR      o  You  may  also  redeem   your  shares   through   participating broker-dealers  by  delivering a letter as
SHARES IN PERSON     described  above to your broker-dealer.
                  o  A fee may be charged for this service.

SYSTEMATIC        o  You can transfer  money  automatically  from your Fund account on a monthly or quarterly basis
WITHDRAWAL           without redemption fees.
PLAN (SWP)        o  The withdrawal can be mailed to you, or deposited directly to your bank account.
                  o  The minimum is $75 per month.
                  o  The maximum is 1% of your account per month or 3% per quarter.
                  o  To enroll, call 1-800-343-2898 for an application.



TIMING OF PROCEEDS
Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind by paying you the proceeds of a redemption in securities rather than cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

EXCEPTIONS: REDEMPTION REQUESTS THAT REQUIRE A SIGNATURE GUARANTEE
To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee.

The following circumstances require signature guarantees:
o You are redeeming more than $50,000.
o You want the proceeds transmitted to a bank account not listed on the account.
o You want the proceeds payable to anyone other than the registered owner(s) of the account.
o Either your address or the address of your bank account has been changed within 30 days.
o The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation is required:
  CORPORATE ACCOUNTS: certified copy of corporate resolution
  FIDUCIARY ACCOUNTS: copy of the power of attorney or other governing document

WHO CAN PROVIDE A SIGNATURE GUARANTEE:
o        Commercial Bank
o        Trust Company
o        Savings Association
o        Credit Union
o        Member of a U.S. stock
         exchange


                                 OTHER SERVICES

EVERGREEN EXPRESS LINE. Use our automated, 24-hour service to check the value of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

AUTOMATIC REINVESTMENT OF DIVIDENDS. For the convenience of investors, all dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

PAYROLL DEDUCTION (CLASS A, CLASS B AND CLASS C ONLY). If you want to invest automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

TELEPHONE INVESTMENT PLAN. You may make additional investments electronically in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

DIVIDEND EXCHANGE. You may elect on the application to reinvest capital gains and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class -- automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

REINVESTMENT PRIVILEGES. Under certain circumstances, shareholders may, within one year of redemption, reinstate their accounts at the current price
(NAV).


                  THE TAX CONSEQUENCES OF INVESTING IN THE FUND

You may be taxed in two ways:
o On Fund  distributions  (capital gains and dividends)
o On any profit you make when you sell any or all of your shares.

FUND DISTRIBUTIONS. A mutual fund passes along to all of its shareholders the net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Fund will distribute two types of taxable income to you:

o DIVIDENDS. To the extent that regular dividends are derived from interest that is not tax exempt, or from short term capital gains, you will have to include them in your federal taxable income. The Fund pays a monthly dividend from the dividends, interest and other income on the securities in which it invests.
o CAPITAL GAINS. When a mutual fund sells a security it owns for a profit, the result is a capital gain. He Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

DIVIDEND AND CAPITAL GAIN REINVESTMENT. Unless you choose otherwise on the account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.



PROFITS YOU REALIZE WHEN YOU REDEEM SHARES. When you sell shares in a mutual fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gains or losses you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

TAX REPORTING. Evergreen Service Company provides you with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

RETIREMENT PLANS. You may invest in each Fund through various retirement plans, including IRAs, 401(k) plans, Simplified Employee Plans, (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.


                         FEES AND EXPENSES OF THE FUNDS

         Every mutual fund has fees and expenses that are assessed either directly or indirectly. This section describes each of those fees.

MANAGEMENT FEE. The management fee pays for the normal expenses of managing the fund, including portfolio manager salaries, research costs, corporate overhead expenses and related expenses.

12B-1 FEE. The Trustees of the Evergreen Funds have approved a policy to assess 12b-1 fees for Class A, Class B and Class C shares. Up to 0.75% of the average daily net assets of Class A and up to 1.00% of the average daily net assets of Class B and Class C are payable as a 12b-1 fee. However, currently the 12b-1 fee for Class A shares is limited to 0.25% of the average daily net assets of the class. These fees increase the cost of your investment. The purpose of the 12b-1 fee is to promote the sale of more shares of the Funds to the public. The Fund might use this fee for advertising and marketing and as a "service fee" to the broker-dealer for additional shareholder services.

OTHER EXPENSES. Other expenses include miscellaneous fees from affiliated and outside service providers. These may include legal, audit, custodial and safekeeping fees, the printing and mailing of reports and statements, automatic reinvestment of distributions and other conveniences for which the shareholder pays no transaction fees.

TOTAL FUND OPERATING EXPENSES. The total cost of running the Fund is called the expense ratio. As a shareholder, you are not charged these fees directly; instead they are taken out before the Fund's net asset value is calculated, and are expressed as a percentage of the Fund's average daily net assets. The effect of these fees is reflected in the performance results for that share class. Because these fees are "invisible," investors should examine them closely in the prospectus, especially when comparing one fund with another fund in the same investment category. There are three things to remember about expense ratios: 1) your total return in the Fund is reduced in direct proportion to the fees; 2) expense ratios can vary greatly between funds and fund families, from under 0.25% to over 3.0%; and 3) a Fund's advisor may waive a portion of the Fund's expenses for a period of time, reducing its expense ratio.

                              FINANCIAL HIGHLIGHTS

         The financial highlights for the Class A, Class C and Class Y shares of Mentor Perpetual International Portfolio, the Fund's predecessor, presented below have been derived from the financial statements of Mentor Institutional Trust (the "Mentor Trust") which were audited by KPMG LLP, the Mentor Trust's independent auditors. Their report dated December 18, 1998 on the financial statements of the Trust for the fiscal year ended October 31, 1998 is included in the Fund's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the Mentor Trust.


CLASS A SHARES

                                                                                        YEAR                  PERIOD
                                                                                        ENDED                 ENDED
                                                                                        10/31/98           10/31/97 (B)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD............................................         $13.83                $12.53
                                                                                         ======                ======


INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................................          0.11                   0.01
  Net realized and unrealized gain on investments...............................          0.91                   1.29
                                                                                          ----                   ----

  Total from investment operations..............................................          1.02                   1.30
                                                                                          ----                   ----

LESS DISTRIBUTIONS FROM
  Net investment income.........................................................          (0.03)                   --
  Capital gains.................................................................          (0.03)                   --
  Tax return of capital.........................................................          (0.14)                   --
                                                                                          ------                   --

  Total distributions...........................................................          (0.20)                   --
                                                                                          ------                   --

NET ASSET VALUE, END OF PERIOD..................................................         $14.65                $13.83
                                                                                         ======                ======


Total Return*...................................................................           7.43%               10.38%
                                                                                           =====               ======


RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........................................        $62,782               $33,213
Ratio of expenses to average net assets.........................................           1.35%                 1.35% (a)
Ratio of expenses to average net assets excluding waiver........................           1.68%                 1.92% (a)
Ratio of net investment income to average net assets............................           0.96%                 0.71% (a)
Fund turnover rate..............................................................           120%                  107%
                                                                                           ====                  ====


(a) Annualized.

(b) For the period from December 27, 1996 (initial offering of Class A shares) to October 31, 1997.

* Total return does not reflect sales commission and is not annualized.

See notes to financial statements.


CLASS C SHARES**

                                                                                        YEAR                  PERIOD
                                                                                        ENDED                 ENDED
                                                                                        10/31/98           10/31/97 (C)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD............................................         $13.81                $12.53
                                                                                         ======                ======


INCOME FROM INVESTMENT OPERATIONS
  Net investment income.........................................................          0.03                     --
  Net realized and unrealized gain on investments...............................          0.88                   1.28
                                                                                          ----                   ----

  Total from investment operations..............................................          0.91                   1.28
                                                                                          ----                   ----

LESS DISTRIBUTIONS FROM
  Net investment income.........................................................          (0.03)                   --
  Capital gains.................................................................          (0.03)                   --
  Tax return of capital.........................................................          (0.14)                   --
                                                                                          ------                   --

  Total distributions...........................................................          (0.20)                   --
                                                                                          ------                   --

NET ASSET VALUE, END OF PERIOD..................................................         $14.52                $13.81
                                                                                         ======                ======


Total Return*...................................................................           6.64%               10.22%
                                                                                           =====               ======


RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........................................        $42,354               $19,371
Ratio of expenses to average net assets.........................................           2.10%                 2.10% (a)
Ratio of expenses to average net assets excluding waiver........................           2.43%                 2.65% (a)
Ratio of net investment income to average net assets............................           0.21%                 0.04% (a)
Fund turnover rate..............................................................           120%                  107%
                                                                                           ====                  ====


(a) Annualized.

(c) For the period from December 27, 1996 (initial offering of Class B shares) to October 31, 1997.

* Total return does not reflect sales commission and is not annualized.

** Designated "Class B" shares prior to October 18, 1999.

See notes to financial statements.


CLASS Y SHARES

                                                                       YEAR             YEAR              PERIOD
                                                                       ENDED            ENDED             ENDED
                                                                       10/31/98         10/31/97          10/31/96(D)

PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                   $13.89           $12.12            $12.50
                                                                       ======           ======            ======


INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                0.27.....        0.15              0.04
  Net realized and unrealized gain on investments                      0.79.....        1.67              (0.42)
                                                                       ----------------------             ------

  Total from investment operations                                     1.06.....        1.82              (0.38)
                                                                       ----             ----              ------

LESS DISTRIBUTIONS FROM
  Net investment income                                                (0.02)...        (0.05)            --
  Capital gains                                                        (0.05)...        --                --
  Tax return of capital                                                (0.14)
                                                                       ------           ---------          --------

  Total distributions                                                  (0.21)...        (0.05)            --
                                                                       ------

NET ASSET VALUE, END OF PERIOD                                         $14.74...        $13.89            $12.12
                                                                       ========       ========            ======


Total Return*                                                          7.69%            $15.07%           (3.04%)
                                                                       =========       ========           =======


RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                               $10,979          $16,110           $8,741
Ratio of expenses to average net assets                                1.10%            1.10%             1.10%(a)
Ratio of expenses to average net assets excluding waiver               1.43%            1.74%             1.75%(a)
Ratio of net investment income to average net assets                   1.21%            1.20%             0.89%(a)
Fund turnover rate                                                     120%             107%              59%
                                                                       =========        ========          ===

(a) Annualized.

(d) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.

* Total return does not reflect sales commission and is not annualized.

See notes to financial statements.




                                Evergreen Funds
MONEY MARKET
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
California Municipal Money Market Fund
U.S. Government Money Market Fund

MUNICIPAL BOND
Short-Intermediate  Municipal Fund
High Grade Municipal Bond Fund
Municipal  Bond Fund
Municipal  Income  Fund
Connecticut  Municipal  Bond Fund
Florida  High Income  Municipal  Bond Fund
Florida  Municipal  Bond Fund
Georgia Municipal Bond Fund
Maryland  Municipal Bond Fund
New Jersey Municipal Bond Fund
North  Carolina  Municipal  Bond Fund
Pennsylvania  Municipal  Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

INCOME
Capital Preservation and Income Fund
Short-Intermediate Bond Fund
Short-Duration Income Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
High Income Fund

BALANCED
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund
Capital Balanced Fund
Capital Income and Growth Fund

GROWTH & INCOME
Utility Fund
America's Utility Fund
Income and Growth Fund
Equity Income Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund

DOMESTIC GROWTH
Strategic  Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive  Growth Fund
Tax Strategic Equity Fund
Masters  Fund Growth Fund
Capital  Growth Fund
Select  Equity Index Fund
Select Special Equity Fund

GLOBAL INTERNATIONAL
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual International Fund
Perpetual Global Fund

EXPRESS LINE
800.346.3858

INVESTOR SERVICES
800.343.2898

1.   EVERGREEN EXPRESS LINE
         Call 1-800-346-3858
         24 hours a day to
         o check your account
         o order a statement
         o get a Fund's current price, yield and
         total return
         o buy, redeem or exchange Fund shares

2.       NON-RETIREMENT ACCOUNT HOLDERS Call 1-800-343-2898
         Monday through Friday, 8 a.m. to 6 p.m. Eastern time to
         o buy, redeem or exchange shares
         o order applications
         o get assistance with your account

3. INFORMATION LINE FOR HEARING AND SPEECH IMPAIRED (TTY/TDD) Call 1-800-343-2888 Monday through Friday, 8 a.m. to 6 p.m. Eastern time

4.  WRITE US A LETTER
         Evergreen Service Company
         P.O. Box 2121
         Boston, MA  02106-2121
         o to buy, redeem or exchange shares
         o to change the registration on your account
         o for general correspondence

5.  FOR EXPRESS, REGISTERED, CERTIFIED MAIL:
         Evergreen Service Company
         200 Berkeley Street
         Boston, MA  02116-5039
6.       VISIT US ON-LINE: WWW.EVERGREEN-FUNDS.COM

7. REGULAR COMMUNICATIONS YOU WILL RECEIVE:
         ACCOUNT STATEMENTS -- You will receive quarterly statements for each Fund you own.

         CONFIRMATION NOTICES -- We send a confirmation of any transaction you make within five days of the transaction.

         ANNUAL AND SEMIANNUAL REPORTS -- You will receive a detailed financial report on your Funds twice a year.

         TAX FORMS -- Each January you will receive any tax forms you need to file in your taxes as well as the Evergreen Tax Information Guide.

For More Information About Evergreen Perpetual International Fund, Ask for:

THE FUND'S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT, which contains a complete financial accounting for the Fund and a complete list of the Fund's holdings as of a specific date, as well as commentary from the Fund's portfolio manager. This Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains more detailed information about the policies and procedures of the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents, call 1-800-343-2898 or ask your investment representative. We will mail material within three business days.

Information about the Fund (including the SAI) is also available on the SEC's Internet web site at http://www.sec.gov, or, for a duplication fee, by writing the SEC Public Reference Section, Washington DC 20549-6009. This material can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information, call the SEC at 1-800-SEC-0330.

                           Evergreen Distributor, Inc.
                                 90 Park Avenue
                            New York, New York 10016
                                                       SEC File No.: 811-085553